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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 5, 2005

                           MEDIA SERVICES GROUP, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of                File No.)              Identification No.)
 incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)

Item 1.01  Entry into a Material Definitive Agreement
Item 3.02  Unregistered Sale of Equity Securities

On December 30, 2004 the Company conducted a closing on the sale to certain strategic investors for the purchase of 209,677 shares of the Company's Common Stock at $15.50 per share generating gross proceeds of approximately $3.25 million. In connection with the offering, five-year warrants will be issued to the investors to purchase 104,839 shares of Common Stock at an exercise price per share of $16.50. The investors have "piggyback" registration rights with respect to the shares of Common Stock and the Common Stock issuable upon the exercise of the warrants.

As compensation for their services as placement agents in the offering, the placement agents received cash fees of $195,000 plus five-year warrants substantially identical to those received by the investors to purchase approximately 12,581 shares of Common Stock at an exercise price per share equal to $15.50.

The offering of up to approximately 240,000 shares of the Company's Common Stock terminates on February 16, 2005. The sale of additional shares and warrants at any subsequent closings of the offering will be on similar terms and conditions, but in no event on terms more favorable than in the first closing described above.

The issuance described above were offered and sold to the investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the investors is either an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, or a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933.

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The foregoing summary is qualified in its entirety by the Subscription
Agreement, the Investors' Warrant Agreement and the Agent's Warrant Agreement incorporated herein as Exhibits 4.1, 4.2 and 4.3.

Item 9.01 Financial Statements and Exhibits

(a) N/A (b) N/A
(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.

4.1      Form of Subscription Agreement
4.2      Form of Investors' Warrant
4.3      Form of Agent's Warrant

99.1     Press Release issued by the Registrant dated January 3, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        MEDIA SERVICES GROUP, INC.

Date: January 5, 2005             By: /s/ Richard J. Mitchell III
                                      ----------------------------
                                  Name:  Richard J. Mitchell III,
                                  Chief Accounting Officer



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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit

4.1            Form of Subscription Agreement
4.2            Form of Investors' Warrant
4.3            Form of Agent's Warrant

99.1           Press Release issued by the Registrant dated January 3, 2005.





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